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                                                                  Exhibit 24.1

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                IFX CORPORATION
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By:                          /S/CHRISTINA S. DONKA
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                  Christina S. Donka, Chief Financial Officer


Date:  September 24, 1997

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Christina S. Donka his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign this Form 10-K and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-K has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature              Title                      Date
---------              -----                      ----

/S/CHRISTINA S. DONKA  Chief Financial Officer    September 24, 1997
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Christina S. Donka


/S/JOEL M. EIDELSTEIN  President and Director     September 24, 1997
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Joel M. Eidelstein


/S/GEORGE A. MYERS     Director                   September 24, 1997
------------------
George A. Myers


/S/COLLEEN RUGGIO      Director                   September 24, 1997
-----------------
Colleen Ruggio


/S/ZALMAN LEKACH       Director                   September 24, 1997
----------------
Zalman Lekach